 Exhibit (a)(1)(B)
LETTER OF TRANSMITTAL
To Tender Common Shares (CUSIP Number G9618E107)
of
WHITE MOUNTAINS INSURANCE GROUP, LTD.
Pursuant to the Offer to Purchase
Dated November 21, 2025
of up to $300 million in value of its Common Shares
at a Purchase Price not greater than $2,050
nor less than $1,850 per share.
THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY ON DECEMBER 19, 2025, UNLESS THE OFFER IS EXTENDED (SUCH TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”).
The Depositary for the Offer is:
Computershare Trust Company, N.A.
By First Class, Registered or Certified Mail: Computershare Trust Company, N.A. Depositary c/o Voluntary Corporate Actions PO Box 43011 Providence, Rhode Island 02940-3011	By Express or Overnight Delivery: Computershare Trust Company, N.A. Depositary c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, Massachusetts 02021
YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ABOVE ADDRESSES BEFORE OUR OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY, THE INFORMATION AGENT, THE DEALER MANAGERS OR THE DEPOSITORY TRUST COMPANY (“DTC”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A VALID DELIVERY.
Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order and if less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.
1st:	2nd:	3rd:
4th:	5th:
☐ Lost Certificates.   My certificate(s) for Shares have been lost, stolen, destroyed or mutilated, and I require assistance in replacing the Shares (See Instruction 13).

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)
Shares Tendered (Attach additional list if necessary)
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name (s) appear(s) on certificate(s))	Certificate Number(s)*	Number of Shares Represented by Certificate(s)*	Total Number of Shares Represented by Book entry (Electronic Form) Tendered	Number of Shares Tendered**

Total Shares
* Need not be completed if Shares are delivered by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
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This Letter of Transmittal is to be used only (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the common shares of White Mountains Insurance Group, Ltd. (the “Company”), par value $1.00 per share (the “Shares”), are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee or (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. A properly completed and duly executed Letter of Transmittal (or photocopy thereof bearing original signature(s) and any required signature guarantees), any certificates representing Shares tendered and any other documents required by this Letter of Transmittal should be mailed, by express or overnight delivery, or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 12:00 midnight, New York City time, at the end of the day on December 19, 2025, or such later time and date to which the Offer is extended.
Any shareholder who desires to tender Shares and whose certificates are not immediately available, or who cannot comply with the procedures for book-entry transfer described in this Offer to Purchase on a timely basis, or who cannot deliver all required documents to the Depositary prior to the expiration of the Offer, may nevertheless tender such Shares by following the procedures for guaranteed delivery set forth in Section 2 of the Offer to Purchase. See Instruction 2.
Your attention is directed to the following:
1.
If you want to retain all your Shares, do not take any action.

2.
If you wish to maximize the chance that your Shares will be purchased by us, you should check the box in the section of this Letter of Transmittal captioned “Shares Tendered at a Price Determined Pursuant to the Offer”. If you agree to accept the purchase price determined pursuant to the Offer, your Shares will be deemed to be tendered at the minimum price of $1,850 per share. You should understand that this election may lower the purchase price paid for all purchased Shares in the Offer and could result in the tendered Shares being purchased at the minimum price of $1,850 per Share, which is below the last reported sale price for the Shares on November 20, 2025, the last full trading day prior to the public announcement of the Offer, which was $1,881.61.

3.
If you wish to select a specific price at which you will be tendering your Shares, you should select one of the boxes in the section captioned “Shares Tendered at a Price Determined by Shareholder” below and complete the other portions of this Letter of Transmittal as appropriate.

We urge shareholders who hold Shares through a broker, dealer, commercial bank, trust company or other nominee to consult their nominee to determine whether transaction costs are applicable if they tender Shares through their nominee and not directly to the Depositary.
QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT OR THE DEALER MANAGERS AT THEIR RESPECTIVE ADDRESSES OR TELEPHONE NUMBERS SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL.
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PLEASE READ CAREFULLY THE INSTRUCTIONS SET FORTH BELOW BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
☐
LOST CERTIFICATES: My certificate(s) for shares have been lost, stolen, destroyed or mutilated, and I and require assistance in replacing the shares. See Instruction 13.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER COMMON SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Participant Number:
Account Number:
Transaction Code Number:

☐
CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of the Tendering Shareholder(s):
Window Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Eligible Institution Which Guaranteed Delivery:
DTC Participant Number (if delivered by book-entry transfer):
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PRICE PER SHARE AT WHICH SHARES ARE BEING TENDERED
(See Instruction 7)
CHECK ONLY THE BOX UNDER 1 OR 2 BELOW.
IF BOTH BOXES UNDER 1 OR 2 ARE CHECKED OR IF NEITHER OF THE BOXES UNDER 1 OR 2 ARE CHECKED, THERE IS NO VALID TENDER OF SHARES.
1.
SHARES TENDERED AT A PRICE DETERMINED PURSUANT TO THE OFFER

☐
By checking this box INSTEAD OF ONE OF THE BOXES UNDER 2 BELOW, the undersigned hereby tenders Shares and is willing to accept the purchase price determined pursuant to the Offer. This action will maximize the chance of having the Company purchase all of the Shares tendered by the undersigned (subject to the possibility of proration). The undersigned understands that this election could result in the tendered shares being purchased at the minimum price of $1,850 per Share, which is below the last reported sale price for the Shares on November 20, 2025, the last full trading day prior to the public announcement of the Offer, which was $1,881.61.

— OR —
2.
SHARES TENDERED AT A PRICE DETERMINED BY SHAREHOLDER

By checking ONE of the boxes below INSTEAD OF THE BOX UNDER 1 ABOVE, the undersigned hereby tenders Shares at the price checked the corresponding box in the section below captioned “Price (in Dollars) per Share at which Shares are Being Tendered”. This action could result in none of the Shares being purchased if the purchase price for the Shares is less than the price checked. If the purchase price for the Shares is equal to or greater than the price checked, then the Shares purchased by the Company will be purchased at the purchase price. All Shares so purchased by the Company will be purchased at the same price regardless of whether the shareholder tendered at a lower price. A shareholder who wishes to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are being tendered. The same Shares cannot be tendered (unless such Shares were previously withdrawn in accordance with the terms of the Offer) at more than one price.
PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED.
CHECK ONLY ONE BOX BELOW. IF MORE THAN ONE BOX BELOW IS CHECKED OR IF NO BOX BELOW IS CHECKED, THERE IS NO VALID TENDER OF SHARES.
☐ $1,850	☐ $1,855	☐ $1,860	☐ $1,865	☐ $1,870
☐ $1,875	☐ $1,880	☐ $1,885	☐ $1,890	☐ $1,895
☐ $1,900	☐ $1,905	☐ $1,910	☐ $1,915	☐ $1,920
☐ $1,925	☐ $1,930	☐ $1,935	☐ $1,940	☐ $1,945
☐ $1,950	☐ $1,955	☐ $1,960	☐ $1,965	☐ $1,970
☐ $1,975	☐ $1,980	☐ $1,985	☐ $1,990	☐ $1,995
☐ $2,000	☐ $2,005	☐ $2,010	☐ $2,015	☐ $2,020
☐ $2,025	☐ $2,030	☐ $2,035	☐ $2,040	☐ $2,045
☐ $2,050
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NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
The undersigned hereby tenders to White Mountains Insurance Group, Ltd., a company organized under the laws of Bermuda (the “Company”), the above-described Common Shares, par value $1.00 per share, of the Company (the “Shares”), at the price indicated in this Letter of Transmittal, in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 21, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as they may be amended or supplemented from time to time, constitute the “Offer”).
Subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares tendered hereby, or orders the registration of such Shares delivered by book-entry transfer, that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary for the Offer, Computershare Trust Company, N.A. (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:
(a)
deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by The Depository Trust Company (“DTC”), together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price (as defined below) with respect to such Shares;

(b)
present certificates for such Shares for cancellation and transfer of such Shares on the Company’s books; and

(c)
receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:
(a)
the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered and that, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances and other obligations relating to the sale or transfer of the Shares;

(b)
the undersigned will, on request by the Depositary or the Company, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered, all in accordance with the terms of the Offer; and

(c)
the undersigned understands that tendering Shares pursuant to any one of the procedures described in Section 2 in the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer, including the undersigned’s representation and warranty that: (i) the undersigned has a “net long position” in Shares at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and (ii) such tender of Shares complies with Rule 14e-4 under the Exchange Act.

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The undersigned understands that the purchase price will be the lowest price per Share (in increments of $5.00) not less than $1,850 (such price per Share or such other price that may be set forth in an amendment to the Offer referred to as the “Purchase Price”) selected by the Company that will allow the Company to purchase the value of Shares sought in the Offer or, if a lesser value is properly tendered, all Shares that are properly tendered and not properly withdrawn (subject to the Company’s right to purchase additional Shares as described in the Offer to Purchase), in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the Offer, including the proration provisions thereof, and that the Company will promptly return all other Shares, including Shares not purchased because of proration.
The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.
The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered herewith or may accept for payment, fewer than all the Shares tendered herewith in accordance with the priority and proration provisions described in Section 1 of the Offer to Purchase.
All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.
Unless otherwise indicated under “Special Payment Instructions”, please issue the check for the aggregate Purchase Price and/or return or issue the certificate(s) evidencing any Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered”. Similarly, unless otherwise indicated under “Special Delivery Instructions”, please mail the check for the aggregate Purchase Price and/or the certificate(s) evidencing any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered”. In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the aggregate Purchase Price and/or issue or return the certificate(s) evidencing any Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of Shares, please credit the account maintained at DTC with any Shares not accepted for payment. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.
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PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4 and 9)
To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature.
Mail ☐ check and/or ☐ certificates to:
Name	(Please Print)
Address

(Please Include Zip Code)
SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5, 6 and 9)
To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.
Issue any ☐ check and/or ☐ certificates to:
Name	(Please Print)
Address
(Please Include Zip Code)
(Taxpayer Identification Number)

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SIGN HERE
(See Instructions 1 and 5)
(Please complete Substitute Form W-9 below or appropriate W-8, as applicable)
By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

Signature(s) of Owner(s)
Name(s) (Please Print)
Capacity (full title)
Address
(Include Zip Code)
Area Code and Telephone Number
Taxpayer Identification or Social Security Number (See Instruction 11)
Dated

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)
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SIGN HERE
(See Instructions 1 and 5)
(Please complete Substitute Form W-9 below or appropriate W-8, as applicable)
By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

Signature(s) of Owner(s)
Name(s) (Please Print)
Capacity (full title)
Address
(Include Zip Code)
Area Code and Telephone Number
Taxpayer Identification or Social Security Number (See Instruction 11)
Dated

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)
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GUARANTEE OF SIGNATURE(S) (See Instructions 1 and 5)
Authorized Signature
Name(s) (Please Print)
Title
Name of Firm
Address (Include Zip Code)
Area Code and Telephone Number
Dated

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IMPORTANT TAX INFORMATION
Under U.S. Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such shareholder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service (“IRS”) may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 24% backup withholding.
Certain shareholders (including, among others, certain corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements and should indicate their status by writing “exempt” across the face of the Substitute Form W-9. In order for a foreign person to qualify as an exempt recipient, the shareholder must submit a Form W-8BEN or W-8BEN-E or other applicable form, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN or W-8BEN-E can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.
If backup withholding applies, the Depositary is required to withhold 24% of any such payments to be made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is timely given to the IRS.
The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 24% on all payments made prior to the time a properly certified TIN is provided to the Depositary.
The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.
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PAYER’S NAME: Computershare Trust Company, N.A.
SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) OR Employer Identification Number(s)
Department of the Treasury Internal Revenue Service
Part 2 — Certification — Under penalties of perjury, I certify that:
(1)
the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2)
I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)
I am a U.S. citizen or other U.S. person for U.S. Federal income tax purposes; and

(4)
The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Part 3 — Awaiting TIN ☐ Part 4 — Exempt payee code (if any) Part 5 — Exemption from FATCA reporting code (if any)
Payer’s Request for Taxpayer Identification Number (TIN)
Certification instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, enter any code(s) that may apply to you in the appropriate space in Part 4 above.

SIGN SIGNATURE OF U.S. PERSON HERE DATE
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number to Computershare Trust Company, N.A., 24% of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

Signature
Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 24% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payer-Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account	Give the name and SOCIAL SECURITY number of:
1. An individual’s account	The individual
2 Two or more individuals (joint account) other than an account maintained by a foreign financial institution (“FFI”)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Two or more U.S. persons (joint account maintained by a FFI)	Each holder of the account
4. Custodian account of a minor (Uniform Gifts to Minors Act)	The minor(2)
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
6. Sole proprietorship or disregarded entity owned by an individual	The owner(3)
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account	Give the name and EMPLOYER IDENTIFICATION number of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity(4)
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax- exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)
Circle the minor’s name and furnish the minor’s SSN.

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(3)
You must show your individual name and you may also enter your business or “doing business as” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

*
Note. Grantor must also provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Resident Alien Individuals:   If you are a resident alien individual and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to Obtain a TIN below.
How to Obtain a TIN
If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (“IRS”) and apply for a number. Resident alien individuals who are not eligible to get an SSN and need an ITIN should obtain Form W-7, Application for Individual Taxpayer Identification Number, from the IRS. You may obtain Form SS-4 and Form W-7 from the IRS’s website at http://www.irs.gov.
Payees Exempt from Backup Withholding
Payees exempt from backup withholding on all payments include the following:
•
An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•
The United States or any of its agencies or instrumentalities.

•
A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.

•
A foreign government or any of its political subdivisions, agencies or instrumentalities.

•
An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:
•
A corporation.

•
A foreign central bank of issue.

•
A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•
A futures commission merchant registered with the Commodity Futures Trading Commission.

•
A real estate investment trust.

•
An entity registered at all times during the tax year under the Investment Company Act of 1940.

•
A common trust fund operated by a bank under section 584(a).

•
A financial institution.

•
A middleman known in the investment community as a nominee or custodian.

•
A trust exempt from tax under section 664 or described in section 4947.

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Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
•
Payments to nonresident aliens subject to withholding under section 1441.

•
Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•
Payments of patronage dividends where the amount received is not paid in money.

•
Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:
•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade of business and you have not provided your correct taxpayer identification number to the payer.

•
Payments described in section 6049(b)(5) to nonresident aliens.

•
Payments on tax-free covenant bonds under section 1451.

•
Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.
Certain payments, other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.
Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 24% (or such other rate specified by the Internal Revenue Code) of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
1.
Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2.
Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

3.
Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.
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INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1.   Guarantee of Signatures.   Signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each, an “Eligible Institution”), except in cases where Shares are tendered (i) by a registered holder (which term, for purposes of this Letter of Transmittal, will include any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares who has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution. Shareholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.
2.   Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures.   This Letter of Transmittal is to be used only if (a) certificates are to be forwarded with it to the Depositary or (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedure set forth in Section 2 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary’s account at DTC, together in each case with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Time (as defined in the Offer to Purchase). Delivery of documents to DTC does not constitute delivery to the Depositary.
Shareholders whose certificates are not immediately available (or who cannot follow the procedures for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to reach the Depositary before the Expiration Time, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) the Depositary must receive by mail, express or overnight delivery, before the Expiration Time, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company has provided with the Offer to Purchase and (c) the certificates for all tendered Shares in proper form for transfer (or confirmation of a book-entry transfer of all such Shares into the Depositary’s account at DTC), together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary within one business day after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.
The method of delivery of all documents, including share certificates, this Letter of Transmittal and any other required documents, is at the option and risk of the tendering shareholder and delivery will be deemed made only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary prior to the Expiration Time.
No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, each tendering shareholder waives any right to receive any notice of the acceptance of such shareholder’s tender.
3.   Inadequate Space.   If the space provided in the box entitled “Description of Shares Tendered” is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.
4.   Partial Tenders and Unpurchased Shares.   (Not applicable to shareholders who deliver Shares by book-entry transfer). If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered”. If such Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by
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such holder(s) having completed either of the boxes entitled “Special Delivery Instructions” or “Special Payment Instructions” on this Letter of Transmittal) promptly following the expiration or termination of the Offer. All Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
5.   Signatures on Letter of Transmittal; Share Powers; and Endorsements.
(a)
If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

(b)
If any of the Shares tendered herewith are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

(c)
If any of the Shares tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d)
If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, no endorsements of certificates or separate share powers are required unless payment is to be made and/or certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered herewith, however, the certificates must be endorsed or accompanied by appropriate share powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such Shares. Signatures on any such certificates or share powers must be guaranteed by an Eligible Institution. See Instruction 1.

(e)
If this Letter of Transmittal or any share powers are signed, or any certificate is endorsed, by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

6.   Share Transfer Taxes.   The Company will pay any share transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or certificates for Shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the aggregate Purchase Price unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted.
7.   Indication of Price at which Shares are Being Tendered.   If you want to tender your Shares you must properly complete the pricing section of this Letter of Transmittal, which is called “Price per Share at which Shares are Being Tendered”. You must check either the box under “1. Shares Tendered at a Price Determined Pursuant to the Offer” or the box under “2. Shares Tendered at a Price Determined by the Shareholder”. If both of such boxes are checked, or if neither of such boxes is checked, there is no valid tender of Shares. If you check the box under “2. Shares Tendered at a Price Determined by the Shareholder”, you must additionally check one box in the section captioned “Price (in Dollars) per Share at which Shares are Being Tendered.” corresponding to the price at which you want to tender your Shares; if more than one of such boxes is checked or if none of such boxes is checked, there is no valid tender of Shares. If you want to tender portions of your Shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you tender Shares. However, the same Shares cannot be tendered at more than one price, unless such Shares were previously withdrawn as provided in Section 3 of the Offer to Purchase. By checking the box under “1. Shares Tendered at a Price Determined Pursuant to the Offer” instead of the box under “2. Shares Tendered at a Price Determined by the Shareholder”, you are tendering Shares and are willing to accept the Purchase Price selected by the Company in accordance with the terms of the Offer. This action will maximize the chance of having the Company purchase your Shares (subject to the possibility of proration). You should understand that checking box under “1. Shares Tendered at a Price Determined
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Pursuant to the Offer” may lower the Purchase Price paid for all purchased Shares in the Offer and could result in the tendered Shares being purchased at the minimum price of $1,850, which is below the last reported sale price for the Shares on November 20, 2025, the last full trading day prior to the public announcement of the Offer, which was $1,881.61.
8.   Irregularities.   All questions as to the price to be paid for the Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its reasonable discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders reasonably determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. The Company also reserves the absolute right to waive any condition of the Offer (except as provided in Section 8 of the Offer to Purchase) or any defect or irregularity in the tender of any particular Shares or any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders, and the Company’s reasonable interpretation of the terms and conditions of the Offer (including these instructions) will be final and binding on all persons. No tender of Shares will be deemed to have been properly made until all defects and irregularities have been cured or waived to the satisfaction of the Company. The Company will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender of Shares. Neither the Company, nor any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company’s reasonable interpretation of the terms of and conditions to the Offer, including this Letter of Transmittal and the instructions hereto, will be final and binding on all persons participating in the Offer. Any determination by the Company as to the validity, form, eligibility and acceptance of Shares for payment, or any interpretation by the Company as to the terms and conditions of the Offer, is subject to applicable law and, if challenged by shareholders in a lawsuit, to the judgment of a court of competent jurisdiction.
9.   Special Payment and Delivery Instructions.   If the check for the aggregate Purchase Price of any Shares purchased is to be issued to, or any Shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled “Descriptions of Shares Tendered”, the boxes entitled “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed.
10.   Request for Assistance or Additional Copies.   Requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its address, telephone numbers or email address set forth below.
11.   Substitute Form W-9.   Except as provided above under “Important Tax Information”, each tendering shareholder is required to provide the Depositary with a correct TIN on Substitute Form W-9 which is provided under “Important Tax Information” above. Failure to provide the information on the form may subject the tendering shareholder to a $50 penalty and a 24% Federal backup withholding tax may be imposed on the payments made to the shareholder or other payee with respect to Shares purchased pursuant to the Offer.
12.   Non-U.S. Shareholder Withholding.   Non-U.S. shareholders should note that the 30% U.S. withholding tax generally applicable to distributions by U.S. corporations should not apply to the proceeds payable pursuant to the Offer (however, as indicated above under “Important Tax Information”, U.S. Federal backup withholding tax may be applicable). Non-U.S. shareholders should not use Substitute Form W-9. Instead, non-U.S. shareholders must provide an appropriate form W-8 or suitable substitute.
13.   Lost, Destroyed or Stolen Certificates.   If any certificate(s) for part or all of your shares has been lost, stolen, destroyed or mutilated, you should contact Computershare Trust Company, N.A., as Depositary for the Company, at (877) 373-6374 (toll free in the United States and Canada) or (781) 575-2879 (outside the United States and Canada) to arrange for replacement of lost securities. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed and the tender is deemed by the Depositary to be in proper form prior to the Expiration Time. You are urged to contact the Depositary immediately if you wish to tender
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Shares that you are unable to locate or have been destroyed. If you do not contact the Depositary promptly upon receipt of this Letter of Transmittal, you may not receive instructions for replacement in time to properly surrender your Shares for tender by the Expiration Time.
The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.
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The Depositary for the Offer is:
Computershare Trust Company, N.A.
By First Class, Registered or Certified Mail: Computershare Trust Company, N.A., Depositary c/o Voluntary Corporate Actions PO Box 43011 Providence, Rhode Island 02940-3011	By Express or Overnight Delivery: Computershare Trust Company, N.A., Depositary c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, Massachusetts 02021
DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID BINDING DELIVERY TO THE DEPOSITARY.
Any questions or requests for assistance or for additional copies of this Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:
D.F. King & Co., Inc.
28 Liberty Street, 53rd Floor
New York, NY 10005
Banks and Brokerage Firms Please Call Collect: (646) 852-9044
All Others Call Toll Free: (800) 821-2712
Email: wtm@dfking.com
The Dealer Managers for the Offer are:
BofA Securities BofA Securities, Inc. One Bryant Park New York, NY 10036 Toll Free: (888) 803-9655	Barclays Barclays Capital Inc. 745 Seventh Avenue, 5th Floor New York, NY 10019 Direct: (212) 528-7581 Toll Free: (888) 610-5877